UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 4, 2014

Chemung Financial Corporation
(Exact Name of Registrant as Specified in Charter)

New York	0-13888	16-1237038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Chemung Canal Plaza, P.O. Box 1522, Elmira, NY 14901
(Address of Principal Executive Offices) (Zip Code)

(607) 737-3711
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 4, 2014, Chemung Financial Corporation issued a press release notifying shareholders of a minor proxy card error.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1 Press release issued by Chemung Financial Corporation dated April 4, 2014, notifying shareholders of a minor proxy card error.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 4, 2014	Chemung Financial Corporation
	By:	/s/ KARL F. KREBS Karl F. Krebs Executive Vice President, Chief Financial Officer and Treasurer